Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 7 TO GUARANTEE AGREEMENT

AMENDMENT NO. 7 TO GUARANTEE AGREEMENT, dated as of October 28, 2026 (this “Amendment”), by and between FS CREDIT REAL ESTATE INCOME TRUST, INC., a Maryland corporation (“Guarantor”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, FS CREIT Finance WF-1 LLC, a Delaware limited liability company (“Seller”) and Buyer are parties to that certain Master Repurchase and Securities Contract, dated as of August 30, 2017 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”);

WHEREAS, in connection with the Repurchase Agreement, Guarantor executed and delivered to Buyer the Guarantee Agreement dated as of August 30, 2017, as amended prior to the date hereof, as amended hereby, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Guarantee Agreement”);

WHEREAS, Guarantor and Buyer have agreed to amend certain provisions of the Guarantee Agreement in the manner set forth herein.

Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor and Buyer hereby each agree as follows:

SECTION 1. Amendments to Guarantee Agreement.

(a) Section 9(d) of the Guarantee Agreement is hereby amended and restated in its entirety to read as follows:

(d) Minimum Liquidity. Guarantor shall not permit its Liquidity to be less than the greater of (i) $15,000,000 or (ii) five percent (5.00%) of the aggregate outstanding Purchase Price of all Purchased Assets subject to a Transaction as of such date of determination.

SECTION 2. Conditions Precedent. This Amendment and its provisions shall become effective on the date hereof, provided that this Amendment has been executed and delivered by a duly authorized officer of Guarantor and Buyer (the “Amendment Effective Date”).

SECTION 3. Representations, Warranties and Covenants. Guarantor hereby represents and warrants to Buyer, as of the date hereof and as of the Amendment Effective Date, that (i) it is in full compliance with all of the terms and provisions set forth in each Repurchase Document to which it is a party on its part to be observed or performed, and (ii) no Default or Event of Default has occurred or is continuing. Guarantor hereby confirms and reaffirms its representations, warranties and covenants contained in each Repurchase Document to which it is a party.

SECTION 4. Acknowledgements of Guarantor. (i) Guarantor hereby acknowledges that Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement and the other Repurchase Documents, and (ii) notwithstanding the terms of this Amendment and any impact of such terms on Section 9 of the Guarantee Agreement, Guarantor hereby acknowledges that Section 5 of the Fee Letter remains in full force and effect.

SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Guarantee Agreement shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the Amendment Effective Date, each (x) reference therein and herein to the “Repurchase Documents” shall be deemed to include, in any event, this Amendment, (y) reference to the “Guarantee Agreement” in any of the Repurchase Documents shall be deemed to be a reference to the Guarantee Agreement, as amended hereby, and (z) reference in the Guarantee Agreement to “this Guarantee Agreement”, “hereof”, “herein” or words of similar effect in referring to the Guarantee Agreement shall be deemed to be references to the Guarantee Agreement, as amended by this Amendment.

SECTION 6. No Novation, Effect of Agreement. The parties hereto have entered into this Amendment solely to amend the terms of the Guarantee Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owning by Seller, Guarantor or any of their respective Affiliates (the “Repurchase Parties”) under or in connection with the Repurchase Agreement or any of the other Repurchase Documents. It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the Repurchase Obligations of the Repurchase Parties under the Repurchase Agreement are preserved, (ii) the liens and security interests granted under the Repurchase Agreement continue in full force and effect, and (iii) any reference to the Guarantee Agreement in any such Repurchase Document shall be deemed to also reference this Amendment.

SECTION 7. Counterparts. This Amendment may be executed in two (2) or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or PDF copy by email shall be effective as delivery of a manually executed counterpart of this Amendment. The words “executed,” “signed,” “signature,” and words of like import as used above and elsewhere in this Amendment or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other laws, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

SECTION 8. Expenses. Guarantor agrees to pay and reimburse Buyer for all out-of-pocket costs and expenses incurred by Buyer in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Hogan Lovells Cadwalader US LLP, counsel to Buyer.

SECTION 9. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

GUARANTOR:

FS CREDIT REAL ESTATE INCOME TRUST, INC.,
a Maryland corporation

By:	/s/ Brian Gold
Name:	Brian Gold
Title:	Chief Financial Officer

BUYER:

WELLS FARGO BANK, N.A.,
a national banking association

By:	/s/ H. Lee Goins III
Name:	H. Lee Goins III
Title:	Managing Director